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                                                      INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF DELAWARE

        COMMON STOCK                                           [HOOVERS]                                        COMMON STOCK
           NUMBER                                               [ONLINE]                                           SHARES

                                                             HOOVER'S, INC.

THIS CERTIFICATE IS TRANSFERABLE
     IN NEW YORK, NEW YORK                                                                 CUSIP
  AND JERSEY CITY, NEW JERSEY
                                                                                           SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS CERTIFIES that







        is the owner of

                          FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF,

HOOVER'S, INC. (the "Corporation"), a Delaware corporation.  The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned and registered by the Corporation's transfer agent and registrar.
    IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.
Dated:

                                                                         COUNTERSIGNED AND REGISTERED:
                                                                            CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                                                               TRANSFER AGENT
                                                                                                               AND REGISTRAR

                                                                         BY


              Lynn Atchison                       Patrick J. Spain
                                                 Chairman of the Board,
               Secretary          President and Chief Executive Officer                                      AUTHORIZED OFFICER
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                                                            [HOOVERS]
                                                             [ONLINE]

                                                          HOOVER'S, INC.

    The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation and
Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the
Corporation), to all of which the holder by acceptance hereof assents.
     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made in writing to the Secretary of the
Corporation.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -as tenants in common              UNIF TRANSFERS MIN ACT-__________Custodian__________
        TEN ENT -as tenants by the entireties                               (Cust)            (Minor)
        JT TEN  -as joint tenants with right of                           under Uniform Transfers to Minors Act
                 survivorship and not as tenants                          _____________________________________
                 in common                                                                (State)

                 Additional abbreviations may also be used though not in the above list.

            For value received,________________________hereby sell, assign and transfer unto

        --------------------------------------
        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE

        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------
                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------Shares
        of the Common Stock evidenced by this certificate, and do hereby irrevocably constitute and appoint

        ---------------------------------------------------------------------------------------------, Attorney
        to transfer the said shares on the books of the Corporation, with full power of substitution.

        Dated-------------------------

                                                   X-----------------------------------------------------------
                                                                              (SIGNATURE)

                         NOTICE:

                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                 CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                   X-----------------------------------------------------------
                                                                              (SIGNATURE)

                                                    -----------------------------------------------------------
                                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                    GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
                                                    LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                    APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                                    TO S.E.C. RULE 17Ad-18.
                                                    -----------------------------------------------------------

                                                    SIGNATURE(S) GUARANTEED BY:






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